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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 25, 2003
                        (Date of earliest event reported)

                             NATIONAL-OILWELL, INC.
             (Exact name of registrant as specified in its charter)


                                FILE NO. 1-12317
                            (Commission File Number)


              DELAWARE                                       76-0475815
      (State of incorporation)                            (I.R.S. Employer
                                                       Identification Number)

        10000 RICHMOND AVENUE                                77042-4200
           HOUSTON, TEXAS                                    (Zip Code)
        (Address of principal
         executive offices)


           Registrant's telephone, including area code: (713) 346-7500
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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

(a)      Financial statements of business acquired

         Not applicable

(b)      Pro forma financial information

         Not applicable

(c)      Exhibits

         99.1     Press Release dated April 25, 2003.


ITEM 9. REGULATION FD DISCLOSURE

The following information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition," and is included under this Item 9 in accordance with the procedure guidance in SEC Release No. 33-8216.

A copy of the press release dated April 25, 2003 announcing the Registrant's results for the three months ended March 31, 2003 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NATIONAL-OILWELL, INC.

Date:  April 25, 2003                 /s/ Steven W. Krablin
                                      ------------------------------------------
                                      Steven W. Krablin
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION
-----------                       -----------
  99.1                            Press Release dated April 25, 2003.